                                                                    Exhibit 99.2

                               THE MONY GROUP INC.
                             STATISTICAL SUPPLEMENT

                     AS OF AND FOR THE THREE AND NINE-MONTH
                                  PERIODS ENDED

                           SEPTEMBER 30, 2001 AND 2000

               TABLE OF CONTENTS

               The following information should be read in conjunction with the financial information of the Company, which has been filed with the Securities and Exchange Commission, and the explanation of the "Basis of Financial Information Presented" on the following page.

               All amounts included herein are Unaudited. Certain total amounts herein cannot be recalculated due to rounding.

               Basis of Financial Information Presented                            2

               Wall Street Analyst Coverage Data                                   3

               Corporate Offices, Principal Subsidiaries and Ratings               4

               Summary Financial Information                                       5-6

               Consolidated Results

Exhibit 1      Consolidated Income Statement Data                                  7
Exhibit 2      Operating Income/(Losses) and Earnings Per Share                    8

               Protection Products Segment

Exhibit 3      Protection Products Segment Description                             9
Exhibit 4      Protection Income Statement Data                                    10
Exhibit 5A     Group Pension Data                                                  11
Exhibit 5B     Closed Block Data                                                   12
Exhibit 5C     Fixed Maturities by Credit Quality -Closed Block                    13
Exhibit 6      Premiums and Inforce                                                14
Exhibit 7      Statutory Direct Premiums                                           15

               Accumulation Products Segment

Exhibit 8      Accumulation Products Segment Description                           16
Exhibit 9      Accumulation Income Statement Data                                  17
Exhibit 10     Accumulation Assets Under Management                                18

               Retail Brokerage and Investment Banking

Exhibit 11     Retail Brokerage and Investment Banking Segment Description         19
Exhibit 12     Retail Brokerage and Investment Banking Income Statement Data       20
Exhibit 13     Income Statement Detail and Advest Data                             21

               Other Segment

Exhibit 14     Other/Reconciling Products Segment Description                      22
Exhibit 15     Other/Reconciling Income Statements Data                            23

               Investments

Exhibit 16     Investments                                                         24
Exhibit 17     Invested Assets                                                     25
Exhibit 18     Investment Results                                                  26
Exhibit 19A    Fixed Maturities Credit Quality                                     27
Exhibit 19B    Fixed Maturities by Industry                                        28
Exhibit 19C    Venture Capital Partnership Investments                             29
Exhibit 20     Mortgages at Carrying Value                                         30
Exhibit 21A    Equity Real Estate                                                  31
Exhibit 21B    Mortgages and Real Estate                                           32

               Historical

Exhibit 22     Quarterly Earnings                                                  33

               Expenses

Exhibit 23     Statutory Expense Ratios                                            34

                    BASIS OF FINANCIAL INFORMATION PRESENTED

On November 16, 1998, pursuant to an order by the New York Superintendent of Insurance approving its Plan of Reorganization (the "Plan"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company and became a wholly owned subsidiary of The MONY Group Inc., (the "MONY Group"), a Delaware corporation organized for the purpose of becoming the parent holding company of MONY. In connection with the Plan, MONY established, as required under the New York Insurance law, a closed block to fund the guaranteed benefits and dividends, at the then current dividend scales in effect, of certain participating insurance policies included therein and eligible policyholders of MONY received cash, policy credits, or shares of common stock in the MONY Group in exchange for their membership interests in MONY. Also, on November 16, 1998, the MONY Group consummated an initial public offering of approximately 12.9 million shares of its common stock at an initial public offering price of $23.50 per share.

On December 26, 2000 the American Institute of Certified Public Accountants issued Statement of Position 00-3 (SOP 00-3). SOP 00-3 provides guidance with respect to accounting for demutualizations and requires, among other things, that, (i) Closed Block assets, liabilities, revenues, and expenses should be displayed in financial statements combined with all other assets, liabilities, revenues, and expenses outside the Closed Block, and (ii) demutualization expenses be classified as a single line item within income from continuing operations. The guidance in SOP-03 requires restatement of financial statements presented for years prior to its issuance and is effective for fiscal years beginning after December 15, 2000, except as it pertains to demutualization expenses which was effective immediately. Prior to the issuance of SOP 00-3, the Company, in accordance with generally accepted accounting principles, presented Closed Block assets and liabilities in separate line items on its consolidated balance sheet and presented the results of the Closed Block in a separate line item on its consolidated income statement entitled "Contribution from the Clocked Block." In addition, the company presented demutualization expenses as an extraordinary item. Accordingly, the consolidated statements of income and comprehensive income and related per share amounts for periods prior to 2001 presented herein have been restated from that reported in the Company's prior statistical supplements to reflect the new SOP.

WALL STREET ANALYST COVERAGE DATA

Brokerage                                      Analyst                         Telephone
Dowling & Partners Securities, LLC   ......    Paul Goulekas         ......    (860) 676-8600
Deutsche Banc Alex Brown             ......    Vanessa Wilson        ......    (212) 469-5000
Credit Suisse First Boston           ......    Caitlin Long          ......    (212) 325-2165
Fox-Pitt, Kelton                     ......    Ronald McIntosh       ......    (212) 687-1105
Goldman Sachs                        ......    Joan Zief             ......    (212) 902-6778
Keefe, Bruyette & Woods, Inc.        ......    Jeff Schuman          ......    (212) 432-4510
Langen McAlenney                     ......    Robert Glasspiegel    ......    (860) 724-1203
Morgan Stanley Dean Witter           ......    Nigel Dally           ......    (212) 761-6235
Philo Smith & Co., Inc.              ......    James Inglis          ......    (203) 348-7365
Putnam Lovell Securities, Inc.       ......    Al Capra              ......    (212) 546-7640
SalomonSmithBarney                   ......    Colin Devine          ......    (212) 816-1682
Dresdner Kleinwort Wasserstein       ......    Thomas Gallagher      ......    (212) 903-2191
Lehman Brothers Inc.                 ......    E. Stewart Johnson    ......    (646) 734-8090
Sandler O'Neil & Partners            ......    Nick Pirsos           ......    (212) 847-5043

Investor Information Line
Contact: Jay Davis
Tel (212) 708-2917
E-mail  jdavis@mony.com

CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES AND RATINGS

                                                 INDUSTRY (1)      COMMERCIAL(1)
MONY Life Insurance Company                         RATINGS        PAPER RATINGS
1740 Broadway
New York, NY 10017                                 Standard          Standard
                                                    & Poors           & Poors
MONY Life Insurance Company of America                AA-               A-
1740 Broadway
New York, NY 10017                                   A.M.              A.M.
                                                     Best              Best
U.S. Financial Life Insurance Company                  A                a-
10290 Alliance Road
Cincinnati, OH 45242                                Moody's           Moody's
                                                      A2               Baa1
Enterprise Capital Management, Inc.
3343 Peachtree Road, NE, Suite 450                   Fitch             Fitch
Atlanta, GA 30326                                     AA-               A-

MONY Securities Corporation
1740 Broadway
New York, NY 10017

Trusted Securites Advisors Corp.
7760 France Avenue South, Suite 420
Minneapolis, MN 55435

The Advest Group, Inc.
90 State House Square
Hartford, CT 06103

Matrix Capital Markets Group Inc.
11 South 12th Street
Suite 325
Richmond, VA 23219


(1) MONY Life Insurance Company

(Unaudited)

                          SUMMARY FINANCIAL INFORMATION

-----------------------------------------------------------------------------------------------------------------------------
                                                                        Three-Months Ended         Nine-Months Ended
                                                                          September 30,               September 30,
                                                                       2001           2000         2001          2000
                                                                       ----           ----         ----          ----
                                                                            ($ millions)               ($ millions)
-----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED INCOME STATEMENT DATA:
Total Revenues                                                       $ 497.4         $ 531.3    $ 1,578.7     $ 1,709.5
Operating Income/(Loss)(1)                                           $  (7.3)        $  54.0    $    26.1     $   229.2
Income/(Loss) before extraordinary item                              $  (8.7)        $  67.2    $    26.9     $   253.2
Net Income/(Loss)                                                    $  (8.7)        $  66.2    $    26.9     $   215.5

Operating Income/(Loss) Per Share (1)
   Basic                                                             $ (0.15)        $  1.17    $    0.53     $    4.92
   Diluted (2)                                                       $ (0.15)        $  1.13    $    0.52     $    4.81
Operating Income/(Loss), excluding venture capital income
   Basic                                                               $0.06         $  0.52    $    0.72     $    1.54
   Diluted (2)                                                         $0.06         $  0.50    $    0.70     $    1.51
Income/(Loss) before extraordinary item
   Basic                                                             $ (0.18)        $  1.46    $    0.55     $    5.44
   Diluted (2)                                                       $ (0.18)        $  1.41    $    0.53     $    5.32
Net Income/(Loss) Per Share
  Basic                                                              $ (0.18)        $  1.43    $    0.55     $    4.63
   Diluted (2)                                                       $ (0.18)        $  1.39    $    0.53     $    4.53


OTHER DATA:
Employee count                                                         3,800 *         2,464
Career agent count (Domestic and International)                        2,176           2,364
US Financial Life Brokerage General Agencies                             236             241
Trusted Advisors Registered Representatives                              472             371
Active Enterprise Selling Agreements                                     448             457
Advest Financial Advisors                                                472             N/A

* September 30, 2001 employee count includes Advest and Matrix

(1) See Exhibit 2 for a reconciliation of Net Income to Operating Income.

(2) 1,634,471 Million incremental shares from assumed conversion of dilutive securities were not included in the computation of per share amounts for the three month period ended September 30, 2001 because to do so would be antidilutive.

(Unaudited)

-----------------------------------------------------------------------------------------------------
                                                                  September 30,       December 31,
                                                                      2001                2000
                                                                      ----                ----
                                                                            ($ millions)
-----------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET DATA
Invested assets (including cash and cash equivalents)             $  11,862.6        $   11,222.5
Assets transferred in Group Pension Transaction                       4,811.8             4,927.7
Separate account assets                                               4,767.0             5,868.1
Deferred policy acquisition costs                                     1,152.8             1,209.7
Other assets                                                          3,013.2             1,347.3
                                                                  -----------        ------------
   Total Assets                                                      25,607.4            24,575.3

Policyholders' liabilities                                           10,412.6            10,281.7
Liabilities transferred in Group Pension Transaction                  4,742.3             4,897.2
Separate account liabilities                                          4,764.3             5,865.3
Short term debt                                                         546.8                52.3
Long term debt - surplus notes                                            1.9                 2.0
Long term debt - other                                                  583.7               569.1
Other liabilities                                                     2,376.4               868.8
                                                                  -----------        ------------
   Total Liabilities                                                 23,428.0            22,536.4
Equity                                                                2,117.5             2,025.9
Accumulated comprehensive income (ACI)                                   61.9                13.0
                                                                  -----------        ------------
   Total Shareholders' Equity                                         2,179.4             2,038.9
                                                                  -----------        ------------
   Total Liabilities and Shareholders' Equity                     $  25,607.4        $   24,575.3
                                                                  ===========        ============

SHARE DATA:
Number of Shares Used in Basic Calculations                        47,808,558          46,153,589
Number of Shares Used in Diluted Calculations                      49,023,436          48,635,427

CAPITALIZATION:
Long-term debt                                                    $     585.6        $      571.1
Shareholders Equity (Excluding ACI)                                   2,117.5             2,025.9
                                                                  -----------        ------------
Total capitalization                                              $   2,703.1        $    2,597.0
                                                                  ===========        ============

Debt as Percent of Total Capitalization                                    22%                 22%
                                                                  ===========        ============

STATUTORY DATA:
Capital and Surplus                                               $     923.6        $    1,154.8
Asset Valuation Reserve (AVR)                                           208.3               281.3
                                                                  -----------        ------------
Total Capital and Surplus plus AVR                                $   1,131.9        $    1,436.1
                                                                  ===========        ============

Exhibit 1
(Unaudited)

                     CONSOLIDATED INCOME STATEMENT DATA (1)

-------------------------------------------------------------------------------------------------------------------
                                                                     Three-Months Ended      Nine-Months Ended
                                                                        September 30,          September 30,
                                                                      2001         2000       2001        2000
                                                                      ----         ----       ----        ----
                                                                        ($ millions)            ($ millions)
-------------------------------------------------------------------------------------------------------------------
REVENUES:

Premiums                                                           $ 162.0       $ 162.5    $ 500.5      $ 504.0
Universal life and investment-type product policy fees                50.1          51.2      152.1        157.0
Net investment income                                                172.9         231.6      546.1        812.9
Net realized gains on investments                                      0.5          22.9        6.0         32.6
Group Pension Profits                                                  8.0          10.8       27.2         29.0
Retail Brokerage and Investment Banking                               82.1          12.3      253.0         46.7
Other income                                                          21.8          40.0       93.8        127.3
                                                                  --------      --------   --------     --------
                                                                     497.4         531.3    1,578.7      1,709.5
                                                                  --------      --------   --------     --------
BENEFITS AND EXPENSES:

Benefits to policyholders                                            203.9         194.0      596.1        577.1
Interest credited to policyholders account balances                   27.9          28.9       83.2         83.1
Amortization of deferred policy acquisition costs                     32.9          30.7       98.4        105.4
Dividends to policyholders                                            54.5          61.0      169.7        170.9
Other operating costs and expenses(2)                                190.0         116.4      591.0        389.0
                                                                  --------      --------   --------     --------
                                                                     509.2         431.0    1,538.4      1,325.5
                                                                  --------      --------   --------     --------
Income/(Loss) before income taxes and extraordinary item             (11.8)        100.3       40.3        384.0
Income tax expense                                                     3.1          33.1       13.4        130.8
                                                                  --------      --------   --------     --------
Income/(Loss) before extraordinary item                               (8.7)         67.2       26.9        253.2
Extraordinary item, net                                                  -          (1.0)         -        (37.7)
                                                                  --------      --------   --------     --------
Net income/(Loss)                                                   $ (8.7)       $ 66.2     $ 26.9      $ 215.5
                                                                  ========      ========   ========     ========

--------------------------------------------------------------------------------

(1) These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company's filings with the Securities and Exchange Commission. The results reported for the three and nine-month periods ended September 30, 2001 and 2000 present the individual components of the Closed Block activity combined with the activity outside the Closed Block for the periods indicated (See "Basis of Financial Information presented").

(2) Includes operating costs and expenses related to Advest and Matrix in 2001.

Exhibit 2
(Unaudited)

                 OPERATING INCOME/(LOSS) AND EARNINGS PER SHARE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Three-Months Ended            Nine-Months Ended
                                                                               September 30,                 September 30,
                                                                            2000          2001            2001          2000
                                                                            ----          ----            ----          ----
                                                                                  ($ millions, except per share amounts)
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME:
Net Income/(Loss)                                                       $       (8.7)  $       66.2    $      26.9  $      215.5

  Net realized (gains)/ losses on investments, after-tax                        (0.3)         (14.9)          (3.9)        (21.2)

  Policyholder dividends resulting from Closed Block realized gains              1.7            1.7            3.1          (2.8)
    (losses), after tax

  Extraordinary Items                                                             --            1.0             --          37.7
                                                                        ------------   ------------    -----------  ------------
Operating Income/(Loss)                                                 $       (7.3)  $       54.0    $      26.1  $      229.2

Venture Capital (Income)/Loss                                           $       10.1   $      (29.8)   $       9.1  $     (157.3)
                                                                        ------------   ------------    -----------  ------------

Operating Income/(Loss), excluding venture capital income               $        2.8   $       24.2    $      35.2  $       71.9
                                                                        ------------   ------------    -----------  ------------


PER SHARE CALCULATIONS:

OPERATING INCOME/(LOSS) PER SHARE:

   BASIC                                                                $      (0.15)  $       1.17    $      0.53  $       4.92
   DILUTED                                                              $      (0.15)  $       1.13    $      0.52  $       4.81

OPERATING INCOME/(LOSS), EXCLUDING VENTURE CAPITAL INCOME:

   BASIC                                                                $       0.06   $       0.52    $      0.72  $       1.54
   DILUTED                                                              $       0.06   $       0.50    $      0.70  $       1.51

INCOME/(LOSS) BEFORE EXTRAORDINARY ITEM PER SHARE:

   BASIC                                                                $      (0.18)  $       1.46    $      0.55  $       5.44
   DILUTED                                                              $      (0.18)  $       1.41    $      0.53  $       5.32

NET INCOME/(LOSS) PER SHARE:

   BASIC                                                                $      (0.18)  $       1.43    $      0.55  $       4.63
   DILUTED                                                              $      (0.18)  $       1.39    $      0.53  $       4.53

Share Data:

  Weighted-average shares outstanding used in
          basic per share calculations                                    48,642,274     46,147,359     48,915,523    46,572,467
  Plus: Incremental shares from assumed conversion of
          dilutive securities *                                                   --      1,517,693      1,597,601     1,046,639
                                                                        ------------   ------------    -----------  ------------
  Weighted-average shares used in diluted per
          per share calculations                                          48,642,274     47,665,052     50,513,124    47,619,106
                                                                        ------------   ------------    -----------  ------------

* 1,634,471 million incremental shares from assumed conversion of dilutive securities were not included in the computation of per share amounts for the three month period ended September 30, 2001 because to do so would be antidilutive.

Exhibit 3

                           PROTECTION PRODUCTS SEGMENT


--------------------------------------------------------------------------------




The "Protection Products" segment represents a wide range of individual life insurance products, including whole life, term life, universal life, variable universal life, last survivor variable life and group universal life. Also included in the Protection Products segment are the: (i) assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits, (ii) the Closed Block assets and liabilities, as well as the contribution from the Closed Block, and (iii) the Company's disability income insurance business which was transferred in the DI Transaction.




--------------------------------------------------------------------------------

Exhibit 4
(Unaudited)

                         PROTECTION PRODUCTS SEGMENT (1)
                             INCOME STATEMENTS DATA

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Three-Months Ended              Nine-Months Ended
                                                                                  September 30,                   September 30,
                                                                               2001            2000          2001             2000
                                                                               ----            ----          ----             ----
                                                                                     ($ millions)                 ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                                         $ 159.1      $ 160.3      $  490.5        $  497.2
Universal life and investment-type product policy fees                              38.4         33.8         110.0           102.3
Net investment income                                                              138.1        183.0         437.5           638.9
Group pension profits                                                                8.0         10.8          27.2            29.0
Other income                                                                        (5.7)         4.8           0.7            17.7
                                                                                 -------      -------      --------        --------
     Total revenues                                                                337.9        392.7       1,065.9         1,285.1
                                                                                 -------      -------      --------        --------

BENEFITS AND EXPENSES:
Benefits to policyholders                                                          191.3        182.7         558.6           541.8
Interest credited to policyholder account balances                                  15.5         14.1          45.6            39.8
Amortization of deferred policy acquisition costs                                   25.7         23.9          80.9            84.0
Dividends to policyholders                                                          53.9         60.4         167.8           168.9
Other operating costs and expenses                                                  44.2         58.4         162.4           207.1
                                                                                 -------      -------      --------        --------
    Total benefits and expenses                                                    330.6        339.5       1,015.3         1,041.6
                                                                                 -------      -------      --------        --------

Pre-tax operating income                                                             7.3         53.2          50.6           243.5
Net realized gains on investments                                                    1.3         14.9           5.4            18.7
                                                                                 -------      -------      --------        --------
Pre-tax income                                                                   $   8.6      $  68.1      $   56.0        $  262.2
                                                                                 =======      =======      ========        ========
OPERATING INCOME RECONCILIATION:
Pre tax operating income (above)                                                     7.3         53.2          50.6           243.5
Policyholder dividends resulting from closed block realized gains (losses)           2.7          2.6           4.7            (4.3)
                                                                                 -------      -------      --------        --------
Operating Income/(Loss)                                                          $  10.0      $  55.8      $   55.3        $  239.2
                                                                                 =======      =======      ========        ========

--------------------------------------------------------------------------------------

(1) These income statements present the results of operations of the Company's protection products segment for the periods indicated as will be reported in the Company's filings with the Securities and Exchange Commission. The results reported for the three and nine-month periods ended September 30, 2001 and 2000 present the individual components of the Closed Block activity combined with the protection segment activity outside the Closed Block for the periods indicated (See "Basis of Financial Information Presented.")

Exhibit 5A
(Unaudited)

                         GROUP PENSION PROFIT
                      DETAILED INCOME STATEMENT

------------------------------------------------------------------------------------------------------------------------
                                                                  Three-Months Ended            Nine-Months Ended
                                                                     September 30,                September 30,
INCOME STATEMENT DATA:                                         2001            2000          2001           2000
                                                               ----            ----          ----           ----
                                                                    ($ millions)                  ($ millions)
------------------------------------------------------------------------------------------------------------------------
REVENUES:
Policy Product Fees                                             $ 4.8        $  7.4        $ 14.3          $ 19.4
Net investment income                                            25.0          27.8          78.0            86.2
Net realized gains on investments                                 1.3           1.0           4.9             1.6
                                                                -----        ------        ------          ------
     Total revenues                                              31.1          36.2          97.2           107.2
                                                                -----        ------        ------          ------
BENEFITS AND EXPENSES:
Interest credited to policyholder account balances               19.1          21.7        $ 56.2          $ 64.9
Other operating costs and expenses                                4.0           3.7          13.8            13.3
                                                                -----        ------        ------          ------
    Total benefits and expenses                                  23.1          25.4          70.0            78.2
                                                                -----        ------        ------          ------
    Group Pension Profits                                       $ 8.0        $ 10.8        $ 27.2          $ 29.0
                                                                =====        ======        ======          ======


         ASSETS AND LIABILITIES TRANSFERRED IN GROUP PENSION TRANSACTION

-----------------------------------------------------------------------------------------
                                                September 30,     December 31,
                                                    2001              2000
                                                    ----              ----
                                                         ($ millions)
-----------------------------------------------------------------------------------------
BALANCE SHEET DATA:
Assets:
General Account
  Fixed Maturities                                $ 1,413.9      $ 1,419.0
  Mortgage loans on real estate                        28.7           47.5
  Cash and cash equivalents                            49.9           18.5
  Other assets                                         22.1           26.0
                                                  ---------      ---------
      Total general account assets                  1,514.6        1,511.0
Separate account assets                             3,297.2        3,416.7
                                                  ---------      ---------
       Total Assets                               $ 4,811.8      $ 4,927.7
                                                  =========      =========
Liabilities:
General account
   Policyholder account balances                  $ 1,418.9      $ 1,468.1
   Other liabilities                                   26.2           12.4
                                                  ---------      ---------
      Total general account liabilities             1,445.1        1,480.5
Separate account liabilities                        3,297.2        3,416.7
                                                  ---------      ---------
    Total Liabilities                             $ 4,742.3      $ 4,897.2
                                                  =========      =========

Exhibit 5B
(Unaudited)

         CLOSED BLOCK INCOME STATEMENT

--------------------------------------------------------------------------------------------------------------
                                                            Three-Months Ended          Nine-Months Ended
                                                               September 30,               September 30,
                                                             2001        2000           2001          2000
                                                             ----        ----           ----          ----
                                                               ($ millions)               ($ millions)
--------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                   $ 129.8      $ 136.0       $ 397.3       $ 419.6
Net investment income                                        100.0         99.2         299.0         294.2
Net realized gains on investments                              2.7          2.6           4.7          (4.3)
Other Income                                                   0.5          0.6           1.5           1.7
                                                           -------      -------       -------       -------
     Total revenues                                          233.0        238.4         702.5         711.2
                                                           -------      -------       -------       -------
BENEFITS AND EXPENSES:
Benefits to Policyholders                                    151.7        148.0         445.1         450.2
Interest Credited to Policyholders Account Balances            2.3          2.2           6.5           6.5
Amort. Of Def. Policy Acquisition Costs                       13.9         14.7          46.1          46.6
Dividends to Policyholders                                    53.9         60.4         167.3         169.1
Operating Costs & Expenses                                     1.6          2.4           5.7           6.7
                                                           -------      -------       -------       -------
    Total benefits and expenses                              223.4        227.7         670.7         679.1
                                                           -------      -------       -------       -------

      Closed Block Profit                                  $   9.6      $  10.7       $  31.8       $  32.1
                                                           =======      =======       =======       =======

         CLOSED BLOCK ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                             September 30,          December 31,
                                                 2001                  2000
                                                 ----                  ----
                                                        ($ millions)
--------------------------------------------------------------------------------

BALANCE SHEET DATA:
Assets:
General Account
  Fixed Maturities                            $ 3,770.5              $ 3,543.1
  Mortgage loans on real estate                   596.1                  566.0
  Policy Loans                                  1,162.3                1,183.9
  Cash and cash equivalents                       171.3                  167.8
  Premiums receivable                              10.1                   13.6
  Deferred policy acquisition costs               433.9                  552.6
  Other assets                                    233.5                  224.2
                                              ---------              ---------
      Total closed block assets               $ 6,377.7              $ 6,251.2
                                              =========              =========
Liabilities:
General account
   Future policy benefits                     $ 6,853.0              $ 6,826.8
   Policyholders' account balances                291.9                  293.3
   Other policyholders' liabilities               182.9                  173.5
   Other liabilities                              103.0                   22.2
                                              ---------              ---------
      Total closed block liabilities          $ 7,430.8              $ 7,315.8
                                              =========              =========

Exhibit 5C
(Unaudited)

                   FIXED MATURITIES BY CREDIT QUALITY - CLOSED BLOCK

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

-------------------------------------------------------------------------------------------------------------------------------
                                                    Quarter Ended                                     Year Ended
                                                  September 30, 2001                               December 31, 2000
 NAIC     Rating Agency               Amortized         % of           Estimated       Amortized          % of       Estimated
Rating    Equivalent Designation         Cost           Total          Fair Value         Cost           Total       Fair Value
------    ----------------------         ----           -----          ----------         ----           -----       ----------
                                                 ($ millions)
-------------------------------------------------------------------------------------------------------------------------------
   1      Aaa/Aa/A                    $ 1,502.2          77.6%         $  1,569.1       $ 1,390.8        77.2%       $ 1,395.4
   2      Baa                             347.8          17.9%              361.3           366.1        19.7%           356.3
   3      Ba                               93.7           4.3%               85.8            60.5         3.0%            53.2
   4      B                                  --           0.0%                 --             0.6         0.0%             0.6
   5      Caa and lower                     5.6           0.2%                5.0              --         0.0%              --
   6      In or near default                 --           0.0%                 --             1.4         0.1%             1.4
                                      ---------         -----          ----------       ---------       -----        ---------
          Subtotal                      1,949.3         100.0%            2,021.2         1,819.4       100.0%         1,806.9
          Redeemable preferred stock         --           0.0%                 --              --         0.0%              --
                                      ---------         -----          ----------       ---------       -----        ---------

          Total Public Fixed
          Maturities                  $ 1,949.3         100.0%         $  2,021.2       $ 1,819.4       100.0%       $ 1,806.9
                                      ---------         -----          ----------       ---------       -----        ---------

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

-------------------------------------------------------------------------------------------------------------------------------
                                                    Quarter Ended                                     Year Ended
                                                  September 30, 2001                               December 31, 2000
 NAIC     Rating Agency               Amortized         % of           Estimated       Amortized          % of       Estimated
Rating    Equivalent Designation         Cost           Total          Fair Value         Cost           Total       Fair Value
------    ----------------------         ----           -----          ----------         ----           -----       ----------
                                                 ($ millions)
-------------------------------------------------------------------------------------------------------------------------------
  1      Aaa/Aa/A                     $   809.5          48.4%         $    846.8       $   810.1        47.3%       $   820.5
  2      Baa                              755.5          45.2%              790.3           824.5        48.1%           835.7
  3      Ba                               100.1           5.8%              100.6            72.1         4.0%            70.3
  4      B                                  4.0           0.2%                4.1              --         0.0%              --
  5      Caa and lower                      7.5           0.4%                7.5             9.7         0.6%             9.7
  6      In or near default                  --           0.0%                 --              --         0.0%              --
                                      ---------         -----          ----------       ---------       -----        ---------
         Subtotal                       1,676.6         100.0%            1,749.3         1,716.4       100.0%         1,736.2
         Redeemable preferred stock          --           0.0%                 --              --         0.0%              --
                                      ---------         -----          ----------       ---------       -----        ---------

         Total Public Fixed
         Maturities
                                      $ 1,676.6         100.0%         $  1,749.3       $ 1,716.4       100.0%       $ 1,736.2
                                      =========         =====          ==========       =========       =====        =========

TOTAL FIXED MATURITIES BY CREDIT QUALITY

-------------------------------------------------------------------------------------------------------------------------------
                                                    Quarter Ended                                     Year Ended
                                                  September 30, 2001                               December 31, 2000
 NAIC     Rating Agency               Amortized         % of           Estimated       Amortized          % of       Estimated
Rating    Equivalent Designation         Cost           Total          Fair Value         Cost           Total       Fair Value
------    ----------------------         ----           -----          ----------         ----           -----       ----------
                                                 ($ millions)
-------------------------------------------------------------------------------------------------------------------------------
  1      Aaa/Aa/A                     $ 2,311.7          64.1%         $  2,415.9       $ 2,200.9        62.6%       $ 2,215.9
  2      Baa                            1,103.3          30.5%            1,151.6         1,190.6        33.6%         1,192.0
  3      Ba                               193.8           4.9%              186.4           132.6         3.5%           123.5
  4      B                                  4.0           0.1%                4.1             0.6         0.0%             0.6
  5      Caa and lower                     13.1           0.4%               12.5             9.7         0.3%             9.7
  6      In or near default                  --           0.0%                 --             1.4         0.0%             1.4
                                      ---------         -----          ----------       ---------       -----        ---------
         Subtotal                       3,625.9         100.0%            3,770.5         3,535.8       100.0%         3,543.1
         Redeemable preferred stock          --           0.0%                 --              --         0.0%              --
                                      ---------         -----          ----------       ---------       -----        ---------

         Total Fixed
         Maturities                   $ 3,625.9         100.0%         $  3,770.5       $ 3,535.8       100.0%       $ 3,543.1
                                      =========      ========          ==========       =========    ========         ========

-------------------------------------------------------------------------------------------------------------------------------

  The Exhibit above includes invested assets in the Closed Block.

Exhibit 6
(Unaudited)

                           PROTECTION PRODUCTS SEGMENT
                 NEW ANNUALIZED AND SINGLE PREMIUMS AND INFORCE

--------------------------------------------------------------------------------
                                    Three-Months Ended      Nine-Months Ended
                                       September 30,           September 30,
                                     2001        2000      2001            2000
                                     ----        ----      ----            ----
                                       ($ millions)            ($ millions)
--------------------------------------------------------------------------------

PROTECTION BUSINESS SALES:
   Traditional life                $  0.9      $  1.0     $   1.9       $   3.3
   Term                              10.7         8.0        29.1          26.3
   Universal life                     8.3         4.5        20.7          14.8
   Variable universal life           15.0        16.1        43.8          48.7
   Corporate owned life insurance    19.6        65.7        55.4         110.4
   Group universal life               0.3         0.5         1.0           1.8
                                   ------      ------     -------       -------
  Total                            $ 54.8      $ 95.8     $ 151.9       $ 205.3
                                   ======      ======     =======       =======

--------------------------------------------------------------------------------

                                                    September 30,   December 31,
                                                        2001           2000
                                                        ----           ----

--------------------------------------------------------------------------------

             Insurance In Force ($ in millions except number of policies)
--------------------------------------------------------------------------------
Traditional Life (1):
  Number of policies (in thousands)                        861.6          879.5
   GAAP life reserves                                $   7,356.1     $  7,283.7
   Face amounts                                      $  71,472.0     $ 67,015.7

Universal Life:
  Number of policies (in thousands)                         74.6           76.4
   GAAP life reserves                                $     690.5     $    681.2
   Face amounts                                      $  10,880.3     $ 10,951.6

Variable Universal Life:
  Number of policies (in thousands)                         62.7           55.0
   GAAP life reserves                                $     683.5     $    657.3
   Face amounts                                      $  17,159.1     $ 14,798.7

Group Universal Life:
  Number of policies (in thousands)                         44.4           47.3
   GAAP life reserves                                $      66.5     $     64.1
   Face amounts                                      $   1,586.7     $  1,683.0

Total:
  Number of policies (in thousands)                      1,043.3        1,058.2
   GAAP life reserves                                $   8,796.6     $  8,686.3
   Face amounts                                      $ 101,098.1     $ 94,449.0
--------------------------------------------------------------------------------
(1) Consists of whole life and term policies

Exhibit 7
(Unaudited)

                        PROTECTION PRODUCTS SEGMENT
                    STATUTORY DIRECT PREMIUMS BY PRODUCT

--------------------------------------------------------------------------------------------------
                                                 Three-Months Ended            Nine-Months Ended
                                                    September 30,                September 30,
                                                 2001          2000            2001          2000
                                                 ----          ----            ----          ----
                                                    ($ millions)                  ($ millions)
--------------------------------------------------------------------------------------------------
LIFE INSURANCE:
  Traditional Life (1):
  First year & single                          $  45.2       $  40.9         $ 132.5       $ 126.1
  Renewal                                        113.5         122.3           351.5         370.0
                                               -------       -------         -------       -------
           Total                               $ 158.7       $ 163.2         $ 484.0       $ 496.1
                                               =======       =======         =======       =======

  Universal Life:
  First year & single                          $   8.8       $   4.4         $  20.3       $  13.1
  Renewal                                         22.9          23.2            71.7          71.4
                                               -------       -------         -------       -------
           Total                               $  31.7       $  27.6         $  92.0       $  84.5
                                               =======       =======         =======       =======

  Variable Universal Life:
  First year & single                          $  17.6       $  18.0         $  52.2       $  58.0
  Renewal                                         24.3          19.5            68.9          52.5
                                               -------       -------         -------       -------
           Total                               $  41.9       $  37.5         $ 121.1       $ 110.5
                                               =======       =======         =======       =======

Corporate Sponsored Variable Universal Life:
  First year & single                          $  23.7       $  50.7         $  49.8       $  99.6
  Renewal                                         13.4           2.6            42.0           6.8
                                               -------       -------         -------       -------
           Total                               $  37.1       $  53.3         $  91.8       $ 106.4
                                               =======       =======         =======       =======

Group Universal Life:
  First year & single                          $   0.4       $   0.7         $   1.5       $   1.7
  Renewal                                          2.6           2.7             7.9           8.6
                                               -------       -------         -------       -------
           Total                               $   3.0       $   3.3         $   9.4       $  10.3
                                               =======       =======         =======       =======

   Total life insurance                        $ 272.4       $ 284.9         $ 798.3       $ 807.8
                                               =======       =======         =======       =======

--------------------------------------------------------------------------------

(1) Consists of whole life and term policies

Exhibit 8

                          ACCUMULATION PRODUCT SEGMENT

--------------------------------------------------------------------------------

The Accumulation Products segment represents fixed annuities, single premium deferred annuities, immediate annuities, flexible payment variable annuities and proprietary retail mutual funds.

--------------------------------------------------------------------------------

Exhibit 9
(Unaudited)

                          ACCUMULATION PRODUCTS SEGMENT
                                INCOME STATEMENT

--------------------------------------------------------------------------------------------------------------------------
                                                                      Three-Months Ended              Nine-Months Ended
                                                                         September 30,                   September 30,
                                                                    2001              2000           2001            2000
                                                                    ----              ----           ----            ----
                                                                         ($ millions)                    ($ millions)
--------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                      $   1.0             $     -        $    3.4         $    0.4
Universal life and investment-type product policy fees           12.5                17.3            42.0             53.8
Net investment income                                            18.6                26.9            56.9            100.3
Other income                                                     23.5                29.8            76.7             92.5
                                                             --------            --------       ---------        ---------
     Total revenues                                              55.6                74.0           179.0            247.0
                                                             --------            --------       ---------        ---------

BENEFITS AND EXPENSES:
Benefits to policyholders                                         7.3                 4.2            19.1             17.2
Interest credited to policyholder account balances               10.4                12.2            31.0             36.2
Amortization of deferred policy acquisition costs                 7.2                 6.8            17.5             21.4
Dividends to policyholders                                        0.5                 0.4             1.2              1.2
Other operating costs and expenses                               29.6                26.2            86.9             87.1
                                                             --------            --------       ---------        ---------
    Total benefits and expenses                                  55.0                49.8           155.7            163.1
                                                             --------            --------       ---------        ---------

Pre-tax operating income                                          0.6                24.2            23.3             83.9
Net realized gains on investments                                 0.1                 3.5             2.3              6.3
                                                             --------            --------       ---------        ---------
Pre-tax income/(Loss)                                         $   0.7             $  27.7        $   25.6         $   90.2
                                                             ========            ========       =========        =========

Exhibit 10
(Unaudited)

                          ACCUMULATION PRODUCTS SEGMENT
                           ASSETS UNDER MANAGEMENT(1)

--------------------------------------------------------------------------------
                                      September 30, September 30,  December 31,
                                          2001         2000           2000
                                          ----         ----           ----
--------------------------------------------------------------------------------
ACCUMULATION SEGMENT:
Assets under management ($ billions)
  Individual variable annuities        $     3.5     $     4.6     $    4.4
  Individual fixed annuities                 0.7           0.8          0.7
  Proprietary retail mutual funds            4.0           5.0          4.8
                                       ---------     ---------     --------
                                       $     8.2     $    10.4     $    9.9
                                       =========     =========     ========


                                        Three Months Ended    Nine Months Ended
                                            30-Sep                30-Sep
                                        2001       2000       2001      2000
                                        ----       ----       ----      ----
RECONCILIATION  IN ACCOUNT VALUE:
VARIABLE ANNUITY(1):
  Beginning account value             $   4.0    $   4.7    $   4.4   $    4.9
  Sales                                   0.1        0.1        0.3        0.3
  Market appreciation                    (0.5)       0.0       (0.8)       0.0
  Mortality and expense                  (0.0)      (0.0)      (0.0)      (0.0)
  Surrenders and withdrawals             (0.1)      (0.1)      (0.3)      (0.6)
                                      ------------------    ------------------
                                      $   3.5    $   4.6    $   3.5   $    4.6
                                      ==================    ==================
ENTERPRISE GROUP OF FUNDS:
  Beginning account value             $   4.5    $   5.1    $   4.8   $    4.8
  Sales                                   0.3        0.4        1.0        1.7
  Dividends reinvested                    0.0        0.0        0.0        0.2
  Market appreciation                    (0.6)      (0.1)      (1.0)      (0.5)
  Redemptions                            (0.3)      (0.4)      (0.9)      (1.0)
                                      ------------------    ------------------
  Ending account value                $   4.0    $   5.0    $   4.0   $    5.0
                                      ==================    ==================


--------------------------------------------------------------------------------
In 2000 sales are net of exchanges to new product series of approximately $294 million in the first quarter, and $358 million in the second quarter, $230 million in the third quarter and $116 million in the fourth quarter. 2001 sales are net of exchanges to new product series of $71 million in the first quarter, $72 million in the second quarter, and $37 million in the third quarter.

Exhibit 11

                     RETAIL BROKERAGE AND INVESTMENT BANKING

--------------------------------------------------------------------------------
The Retail Brokerage and Investment Banking segment is comprised of results of the Company's subsidiaries, Advest Group Inc ("AGI"), Matrix Capital Markets Group ("Matrix") and MONY Securities Corp. ("MSC"). Advest Group Inc, through its subsidiaries, provides diversified financial services including securities brokerage, trading, investment banking, trust and asset management. Matrix is a middle market investment bank specializing in merger and acquisition services for a middle market client base. MSC is a broker dealer which transacts customer trades primarily in securities and mutual funds. In addition to selling the Company's proprietary investment products, MSC provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities).
--------------------------------------------------------------------------------

Exhibit 12
(Unaudited)

               RETAIL BROKERAGE AND INVESTMENT BANKING
                        INCOME STATEMENT DATA

--------------------------------------------------------------------------------
                                         Three-Months Ended    Nine-Months Ended
                                            September 30,         September 30,
                                          2001 (1)     2000     2001 (1)   2000
                                          --------     ----     --------   ----
                                            ($ millions)          ($ millions)
--------------------------------------------------------------------------------

REVENUES:
Net investment income                      2.1            -      5.2        0.2
Retail Brokerage and Investment Banking   82.1         12.3    253.0       46.7
                                        ------       ------  -------     ------
     Total revenues                       84.2         12.3    258.2       46.9
                                        ------       ------  -------     ------
BENEFITS AND EXPENSES:
Other operating costs and expenses        93.5         14.2    271.3       48.9
                                        ------       ------  -------     ------
    Total benefits and expenses           93.5         14.2    271.3       48.9
                                        ------       ------  -------     ------

Pre-tax operating income                  (9.3)        (1.9)   (13.1)      (2.0)
Net realized gains on investments            -            -     (0.2)       0.2
                                        ------       ------  -------     ------
Pre-tax income/(loss)                   $ (9.3)      $ (1.9) $ (13.3)    $ (1.8)
                                        ======       ======  =======     ======


--------------------------------------------------------------------------------

(1) Includes Advest results for the 8 month period ended September 30, 2001 and Matrix for the 9 month period ended September 30, 2001. Advest was acquired by the MONY Group on January 31, 2001. Matrix was acquired on January 1, 2001.

Exhibit 13
(Unaudited)

                     RETAIL BROKERAGE AND INVESTMENT BANKING
                             INCOME STATEMENT DETAIL

                                           Three Months Ended  Nine Months Ended
                                             September 30,       September 30,
                                           ------------------  -----------------
                                            2001       2000     2001       2000
                                           ------    --------  ------    -------

REVENUES:
Commissions                                $ 35.7    $ 12.4    $103.1    $ 46.7
Interest                                     13.9       0.1      46.5       0.2
Principal transactions                       17.2        --      55.2        --
Asset management and administration          12.8        --      35.2        --
Investment banking                            2.9        --      12.2        --
Other                                         1.7      (0.2)      5.8       0.2
                                           ------    ------    ------    ------
     Total revenues                          84.2      12.3     258.0      47.1

EXPENSES:
Compensation                                 48.7       1.4     136.6       3.6
Interest                                      9.6        --      32.1        --
Goodwill and other intangible amortization    3.4       0.1       9.2       0.4
Other                                        31.8      12.7      93.4      44.9
                                           ------    ------    ------    ------
    Total expenses                           93.5      14.2     271.3      48.9
                                           ------    ------    ------    ------

Pre-tax income/(loss)                      $ (9.3)   $ (1.9)   $(13.3)   $ (1.8)
                                           ======    ======    ======    ======

--------------------------------------------------------------------------------

                                      ADVEST - NET INTEREST                         ADVEST - NET INTEREST
                                        Three-Months Ended                            Eight Months Ended
                             September 30 2001        September 30 2000      September 30 2001     September 30 2000
                             -----------------        -----------------      -----------------     -----------------
Net Interest Income -
Interest Income:
  Brokerage customers          6.8       48.9%       $ 13.3        50.8%     $ 20.9       44.9%    $  33.6      49.9%
  Stock borrowed               5.4       38.8%         11.5        43.9%       19.0       40.9%       29.6      43.9%
  Investments                  0.2        1.4%          0.3         1.1%        0.5        1.1%        0.9       1.3%
  Security inventory           2.0       14.4%          0.8         3.1%        4.8       10.3%        2.5       3.7%
  Other                       (0.5)      -3.6%          0.3         1.1%        1.3        2.8%        0.8       1.2%
                            -----------------        ------------------      -----------------     -----------------
                            $ 13.9      100.0%       $ 26.2       100.0%     $ 46.5      100.0%    $  67.4     100.0%
                            -----------------        ------------------      -----------------     -----------------
Interest Expense:
  Stock loaned                 5.9       61.4%         12.9        66.8%     $ 19.4       60.4%       31.0      63.8%
  Brokerage customers          0.7        7.3%          2.7        14.0%        2.9        9.0%        7.2      14.8%
  Borrowings                   3.0       31.2%          3.5        18.1%        9.6       29.9%       10.1      20.8%
  Other                        0.0        0.1%          0.2         1.0%        0.2        0.6%        0.3       0.6%
                            -----------------        ------------------      -----------------     -----------------
                               9.6      100.0%         19.3       100.0%       32.1      100.0%       48.6     100.0%
                            -----------------        ------------------      -----------------     -----------------
Net interest income         $  4.3       30.9%       $  6.9        26.3%     $ 14.4       31.0%    $  18.8      27.9%
                            =================        ==================      =================     =================


              ADVEST STATISTICAL DATA

                                                                     As of
                                                              September 30, 2001
                                                              ------------------
Client Assets (in millions)                                        $ 24,709.0

Number of Client Accounts (in thousands)                                  242

Assets managed under fee-based programs (AUM) (in millions)        $  6,189.0

Exhibit 14

                              OTHER PRODUCT SEGMENT
--------------------------------------------------------------------------------

The Company's Other Products segment primarily consists of an insurance brokerage operation and the Run-Off businesses. The insurance brokerage operation provides the Company's career agency sales force with access to non-variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The Run-Off Businesses primarily consist of group life and health insurance as well as the group pension business that was not included in the Group Pension Transaction.

--------------------------------------------------------------------------------



                               RECONCILING AMOUNTS
--------------------------------------------------------------------------------

The reconciling amounts include certain benefits for Company benefit plans, the results of the holding company and certain non-recurring items.
--------------------------------------------------------------------------------

Exhibit 15
(Unaudited)

                   OTHER/RECONCILING PRODUCTS SEGMENT
                         INCOME STATEMENT DATA

-------------------------------------------------------------------------------------------------------------------------------
                                                                           Three-Months Ended              Nine-Months Ended
                                                                              September 30,                   September 30,
                                                                          2001             2000           2001             2000
                                                                          ----             ----           ----             ----
                                                                               ($ millions)                    ($ millions)
-------------------------------------------------------------------------------------------------------------------------------

REVENUES:
Premiums                                                               $   1.9            $ 2.2        $   6.6           $  6.4
Universal life and investment-type product policy fees                    (0.8)             0.1            0.1              0.9
Net investment income                                                     14.1             21.7           46.5             73.5
Other income                                                               4.0              5.4           16.4             17.1
                                                                       -------            -----        -------           ------
     Total revenues                                                       19.2             29.4           69.6             97.9
                                                                       -------            -----        -------           ------

BENEFITS AND EXPENSES:
Benefits to policyholders                                                  5.3              7.1           18.4             18.1
Interest credited to policyholder account balances                         2.0              2.6            6.6              7.1
Dividends to policyholders                                                 0.1              0.2            0.7              0.8
Other operating costs and expenses                                        22.7             17.6           70.4             45.9
                                                                       -------            -----        -------           ------
    Total benefits and expenses                                           30.1             27.5           96.1             71.9
                                                                       -------            -----        -------           ------

Pre-tax operating income                                                 (10.9)             1.9          (26.5)            26.0
Net realized gains on investments                                         (0.9)             4.5           (1.5)             7.4
                                                                       -------            -----        -------           ------
Pre-tax income/(loss)                                                  $ (11.8)           $ 6.4        $ (28.0)          $ 33.4
                                                                       =======            =====        =======           ======

                                   INVESTMENTS

             ALL INVESTMENT DATA PRESENTED IN THE FOLLOWING SECTION
                  INCLUDES INVESTED ASSETS IN THE CLOSED BLOCK

Exhibit 17
(Unaudited)

                        CONSOLIDATED GAAP INVESTED ASSETS

--------------------------------------------------------------------------------------------------------------------------
                                                                        As of                                As of
                                                                 September 30, 2001                   December 31, 2000
                                                              Carrying           % of                 Carrying        % of
                                                                 Value          Total                    Value       Total
                                                                 -----          -----                    -----       -----
INVESTED ASSETS                                                                         ($ Millions)
--------------------------------------------------------------------------------------------------------------------------
Fixed Maturities, Available for Sale                         $ 6,789.4          60.9%                $ 6,693.0       59.6%
Fixed Maturities, Held to Maturity                                 0.4           0.0%                        -        0.0%
Equity Securities, Available for Sale                            310.5           2.8%                    328.6        2.9%
Mortgage Loans on Real Estate                                  1,814.5          16.3%                  1,754.7       15.6%
Policy Loans                                                   1,244.8          11.2%                  1,264.6       11.3%
Real Estate to be Disposed Of                                    167.7           1.5%                    171.3        1.6%
Real Estate Held for Investment                                   56.1           0.5%                     40.7        0.4%
Other Invested Assets                                            142.1           1.3%                    100.0        0.9%
Cash and Equivalents                                             618.7           5.5%                    869.6        7.7%
                                                             ---------         -----                ----------      -----
    Invested Assets, excluding Trading Securities            $11,144.2         100.0%               $ 11,222.5      100.0%
                                                             =========         =====                ==========      =====
Trading Securities                                               451.5                                       -
Trading Securities, Pledged as Collateral                        266.9                                       -
                                                             ---------                              ----------
   Total Trading Securities                                      718.4                                       -
                                                             ---------                              ----------
    Total Cash and Invested Assets                           $11,862.6                              $ 11,222.5
                                                             =========                              ==========

--------------------------------------------------------------------------------------------------------------------------

The Exhibit above includes invested assets in the Closed Block.

Exhibit 18
(Unaudited)
INVESTMENT RESULTS BY ASSET CATEGORY-COMBINED BASIS

------------------------------------------------------------------------------------------------------------------------------------
                                                         Three Months Ended        Three Months Ended           Nine Months Ended
                                                         September 30, 2001        September 30, 2000           September 30, 2001
                                                      Yield (2)      Amount    Yield (2)          Amount     Yield (1)       Amount
                                                      ---------      ------    ---------          ------     ---------       ------
                                                        ($ millions)             ($ millions)                  ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (4)
Investment Income                                        7.6%     $   124.8       7.4%         $   123.3        7.5%      $   372.6
Realized Gains (losses)                                  0.3%           4.9      -0.4%              (6.4)       0.2%           12.4
   Total                                                 7.9%     $   129.6       7.0%         $   116.9        7.7%      $   385.0
                                                    -----------------------   --------------------------    -----------------------
Ending Assets                                                     $ 6,568.6                    $ 6,681.2                  $ 6,568.6
                                                    -----------------------   --------------------------    -----------------------

EQUITY SECURITIES
Investment Income                                      -18.5%     $   (14.7)     37.3%         $    49.9       -5.4%      $   (13.0)
Realized Gains (losses)                                 -2.3%          (1.8)     -2.4%              (3.2)      -3.0%           (7.1)
   Total                                               -20.8%     $   (16.6)     34.9%         $    46.7       -8.4%      $   (20.1)
                                                    -----------------------   --------------------------    -----------------------
Ending Assets                                                     $   310.5                    $   537.5                  $   310.5
                                                    -----------------------   --------------------------    -----------------------
MORTGAGE LOANS
Investment Income                                        8.0%     $    35.5       8.1%         $    35.9        7.8%      $   104.9
Realized Gains (losses)                                 -0.1%          (0.4)      3.8%              16.8        0.4%            4.7
   Total                                                 7.9%     $    35.1      12.0%         $    52.7        8.2%      $   109.6
                                                    -----------------------   --------------------------    -----------------------
Ending Assets                                                     $ 1,814.5                    $ 1,659.2                  $ 1,814.5
                                                    -----------------------   --------------------------    -----------------------
REAL ESTATE (3)
Investment Income                                        7.8%     $     4.3       6.1%         $     5.2        7.7%      $    12.6
Realized Gains (losses)                                 -1.2%          (0.6)     18.8%              16.0       -1.9%           (3.2)
   Total                                                 6.7%     $     3.7      24.9%         $    21.2        5.8%      $     9.4
                                                    -----------------------   --------------------------    -----------------------
Ending Assets                                                     $   223.7                    $   306.3                  $   223.7
                                                    -----------------------   --------------------------    -----------------------
POLICY LOANS
Investment Income                                        7.1%     $    22.0       6.9%         $    21.7        6.9%      $    65.0
Realized Gains (losses)                                  0.0%             -       0.0%                 -        0.0%              -
   Total                                                 7.1%     $    22.0       6.9%         $    21.7        6.9%      $    65.0
                                                    -----------------------   --------------------------    -----------------------
Ending Assets                                                     $ 1,244.8                    $ 1,260.0                  $ 1,244.8
                                                    -----------------------   --------------------------    -----------------------
CASH AND CASH EQUIVALENTS
Investment Income                                        4.1%     $     6.9       7.6%         $     7.4        4.9%      $    26.4
Realized Gains (losses)                                  0.0%           0.0      -0.3%              (0.3)       0.0%            0.0
   Total                                                 4.1%     $     6.9       7.3%         $     7.1        4.9%      $    26.4
                                                    -----------------------   --------------------------    -----------------------
Ending Assets                                                     $   618.7                    $   515.3                  $   618.7
                                                    -----------------------   --------------------------    -----------------------
OTHER INVESTED ASSETS
Investment Income                                        6.4%     $     2.4       2.4%         $     0.5        5.6%      $     5.1
Realized Gains (losses)                                 -4.0%          (1.5)      0.0%               0.0       -1.0%           (0.9)
   Total                                                 2.4%     $     0.9       2.5%         $     0.5        4.6%      $     4.2
                                                    -----------------------   --------------------------    -----------------------
Ending Assets                                                     $   142.1                    $   101.6                  $   142.1
                                                    -----------------------   --------------------------    -----------------------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                                        6.6%     $   181.1       8.9%         $   244.0        6.9%      $   573.5
Realized Gains (losses)                                  0.0%           0.5       0.8%              22.8        0.1%            6.0
   Total                                                 6.6%     $   181.6       9.7%         $   266.8        7.0%      $   579.5
                                                    -----------------------   --------------------------    -----------------------
Ending Assets  (4)                                                $10,923.0                    $11,061.1                  $10,923.0
                                                    -----------------------   --------------------------    -----------------------
Other Fee Income                                         0.1%     $     1.4       0.0%         $     0.8        0.0%      $     3.6
Investment expense                                      -0.4%     $    (9.6)     -0.5%         $   (13.1)      -0.4%      $   (31.0)

TOTAL AFTER INVESTMENT EXPENSES
Investment Income                                        6.3%     $   173.0       8.4%         $   231.7        6.6%      $   546.1
Realized Gains (losses)                                  0.0%           0.5       0.8%              22.8        0.1%            6.0
   Total                                                 6.3%     $   173.5       9.2%         $   254.5        6.6%      $   552.1
                                                    -----------------------   --------------------------    -----------------------
Ending Assets  (4)                                                 10,923.0                     11,061.1                   10,923.0
                                                    -----------------------   --------------------------    -----------------------

Net unrealized gains (losses) on fixed maturities                     221.2                       (147.9)                     221.2
                                                    -----------------------   --------------------------    -----------------------
    Total invested assets                                         $11,144.2                    $10,913.2                  $11,144.2
                                                    =======================   ==========================    =======================
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                       Nine Months Ended
                                                       September 30, 2000
                                                     Yield (1)       Amount
                                                     ---------       ------
                                                       ($ millions)
------------------------------------------------------------------------------
FIXED MATURITIES (4)
Investment Income                                       7.3%      $   369.9
Realized Gains (losses)                                -0.4%          (19.2)
   Total                                                7.0%      $   350.6
                                                    -----------------------
Ending Assets                                                     $ 6,681.2
                                                    -----------------------
EQUITY SECURITIES
Investment Income                                      65.9%      $   261.3
Realized Gains (losses)                                 3.5%           13.8
   Total                                               69.4%      $   275.1
                                                    -----------------------
Ending Assets                                                     $   537.5
                                                    -----------------------
MORTGAGE LOANS
Investment Income                                       8.6%      $   108.9
Realized Gains (losses)                                 1.6%           19.6
   Total                                               10.2%      $   128.5

Ending Assets                                                     $ 1,659.2

REAL ESTATE (3)
Investment Income                                       6.8%      $    17.1
Realized Gains (losses)                                 7.4%           18.6
   Total                                               14.1%      $    35.8
                                                    -----------------------
Ending Assets                                                     $   306.3
                                                    -----------------------
POLICY LOANS
Investment Income                                       6.8%      $    64.2
Realized Gains (losses)                                 0.0%              -
   Total                                                6.8%      $    64.2
                                                    -----------------------
Ending Assets                                                     $ 1,260.0
                                                    -----------------------
CASH AND CASH EQUIVALENTS
Investment Income                                       6.6%      $    18.7
Realized Gains (losses)                                 0.0%           (0.0)
   Total                                                6.6%      $    18.7
                                                    -----------------------
Ending Assets                                                     $   515.3
                                                    -----------------------
OTHER INVESTED ASSETS
Investment Income                                       6.1%      $     3.2
Realized Gains (losses)                                -0.5%           (0.2)
   Total                                                5.6%      $     2.9
                                                    -----------------------
Ending Assets                                                     $   101.6
                                                    -----------------------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                                      10.2%      $   843.3
Realized Gains (losses)                                 0.4%           32.6
   Total                                               10.6%      $   875.9
                                                    -----------------------
Ending Assets  (4)                                                $11,061.1
                                                    -----------------------
Other Fee Income                                        0.0%      $     3.1
Investment expense                                     -0.4%      $   (33.5)

TOTAL AFTER INVESTMENT EXPENSES
Investment Income                                       9.8%      $   812.9
Realized Gains (losses)                                 0.4%           32.6
   Total                                               10.2%      $   845.5
                                                    -----------------------
Ending Assets  (4)                                                 11,061.1
                                                    -----------------------
Net unrealized gains (losses) on fixed maturities                    (147.9)
                                                    -----------------------
    Total invested assets                                         $10,913.2
                                                    =======================
------------------------------------------------------------------------------

(1) Yields are based on annual average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(2) Yields are based on quarterly average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(3) Equity real estate income is shown net of operating expenses, depreciation and minority interest.
(4) Trading portfolio balances of $718.4 million and results are excluded from the yield calculation.

 The Exhibit above includes invested assets in the Closed Block.

Exhibit 19A
(Unaudited)

                       FIXED MATURITIES BY CREDIT QUALITY

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------

                                                          Quarter Ended                            Year Ended
                                                        September 30, 2001                      December 31, 2000
NAIC          Rating Agency                  Amortized       % of      Estimated      Amortized        % of        Estimated
Rating        Equivalent Designation            Cost         Total     Fair Value        Cost         Total        Fair Value
------        ----------------------         ---------       -----     ----------     ---------       -----        ----------
                                                             ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
1             Aaa/Aa/A                      $  2,606.3        73.8%    $  2,714.1     $  2,664.8        74.2%     $  2,671.6
2             Baa                                722.8        20.3%         745.4          775.2        21.3%          759.9
3             Ba                                 177.3         4.6%         168.7          133.2         3.5%          125.5
4             B                                   28.8         0.8%          28.5           30.2         0.7%           25.1
5             Caa and lower                       17.1         0.3%          13.1           10.8         0.2%            7.6
6             In or near default                    --         0.0%            --            1.8         0.0%            1.6
                                            ----------    --------     ----------     ----------    --------      ----------
              Subtotal                         3,552.3        99.8%       3,669.8        3,616.0       100.0%        3,591.3
              Redeemable preferred stock           6.0         0.2%           5.9            1.0         0.0%            0.8
                                            ----------    --------     ----------     ----------    --------      ----------

              Total Public Fixed
              Maturities                    $  3,558.3       100.0%    $  3,675.7     $  3,617.0       100.0%     $  3,592.1
                                            ==========    ========     ==========     ==========    ========      ==========


PRIVATE FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------
                                                          Quarter Ended                            Year Ended
                                                        September 30, 2001                      December 31, 2000
NAIC          Rating Agency                  Amortized       % of      Estimated      Amortized        % of        Estimated
Rating        Equivalent Designation            Cost         Total     Fair Value        Cost         Total        Fair Value
------        ----------------------         ---------       -----     ----------     ---------       -----        ----------
                                                            ($ millions)                              ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
1             Aaa/Aa/A                      $  1,032.5        34.7%    $  1,080.0     $  1,074.9        34.9%     $  1,086.3
2             Baa                              1,586.6        52.8%       1,644.2        1,614.6        52.7%        1,628.8
3             Ba                                 306.5         9.9%         307.6          309.7         9.7%          302.2
4             B                                   28.1         0.9%          28.4           50.0         1.6%           48.5
5             Caa and lower                       20.1         0.6%          19.6            9.9         0.4%            9.9
6             In or near default                   8.1         0.2%           5.6            0.2         0.0%            0.2
                                            ----------    --------     ----------     ----------    --------      ----------
              Subtotal                         2,981.9        99.1%       3,085.4        3,059.3        99.2%        3,075.9
              Redeemable preferred stock          28.4         0.9%          28.7           26.4         0.8%           25.0
                                            ----------    --------     ----------     ----------    --------      ----------

              Total Private Fixed
              Maturities                    $  3,010.3       100.0%    $  3,114.1     $  3,085.7       100.0%     $  3,100.9
                                            ==========    ========     ==========     ==========    ========      ==========














TOTAL FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------
                                                          Quarter Ended                            Year Ended
                                                        September 30, 2001                      December 31, 2000
NAIC          Rating Agency                  Amortized       % of      Estimated      Amortized        % of        Estimated
Rating        Equivalent Designation            Cost         Total     Fair Value        Cost         Total        Fair Value
------        ----------------------         ---------       -----     ----------     ---------       -----        ----------
                                                            ($ millions)                              ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
1             Aaa/Aa/A                       $  3,638.8        55.9%    $  3,794.1     $  3,739.7        56.1%     $  3,757.9
2             Baa                               2,309.4        35.2%       2,389.6        2,389.8        35.7%        2,388.7
3             Ba                                  483.8         7.0%         476.3          442.9         6.4%          427.7
4             B                                    56.9         0.8%          56.9           80.2         1.1%           73.6
5             Caa and lower                        37.2         0.5%          32.7           20.7         0.3%           17.5
6             In or near default                    8.1         0.1%           5.6            2.0         0.0%            1.8
                                             ----------    --------     ----------     ----------    --------      ----------
              Subtotal                          6,534.2        99.5%       6,755.2        6,675.3        99.6%        6,667.2
              Redeemable preferred   stock         34.4         0.5%          34.6           27.4         0.4%           25.8
                                             ----------    --------     ----------     ----------    --------      ----------

              Total Fixed
              Maturities                     $  6,568.6       100.0%    $  6,789.8     $  6,702.7       100.0%     $  6,693.0
                                             ==========    ========     ==========     ==========    ========      ==========

------------------------------------------------------------------------------------------------------------------------------------

  The Exhibit above includes invested assets in the Closed Block.
  Excludes Trading Portfolio Assets.

Exhibit 19B
(Unaudited)

                          FIXED MATURITIES BY INDUSTRY

----------------------------------------------------------------------------------------------------

                                                         September 30, 2001
                                                         ------------------
                                                             ($ millions)
----------------------------------------------------------------------------------------------------
Industry                                   Public      %        Private     %      Total       %
--------                                   ------      -        -------     -      -----       -
Consumer Goods & Services               $    439.0    11.9%      748.5    24.0%    1,187.5    17.6%
Non-Government- Asset/Mortgage Backed        520.8    14.2%      245.0     7.9%      765.8    11.3%
Public Utilities                             431.2    11.7%      312.1    10.0%      743.3    10.9%
Other Manufacturing                          169.5     4.7%      512.8    16.5%      682.3    10.0%
Financial Services                           215.2     5.9%      402.6    12.9%      617.8     9.1%
Transportation/Aerospace                     297.1     8.1%      193.9     6.2%      491.0     7.2%
Banks                                        453.4    12.3%       30.1     1.0%      483.5     7.1%
Energy                                       201.7     5.5%      198.5     6.4%      400.2     5.9%
Government & Agency                          365.6     9.9%        0.1     0.0%      365.7     5.4%
Nat/Res/Manuf(non-energy)                     78.3     2.2%      282.5     9.1%      360.8     5.3%
Mortgage Backed-Government & Agency          303.2     8.2%        3.0     0.1%      306.2     4.5%
Other                                         91.7     2.5%       17.0     0.5%      108.7     1.6%
Telecommunications                            84.1     2.3%       21.5     0.7%      105.6     1.6%
Media/Adver/Printing                          22.9     0.6%       82.0     2.6%      104.9     1.5%
Cable Television                               1.0     0.0%       33.8     1.1%       34.8     0.5%
Bank Holding Companies                         1.0     0.0% $     30.7     1.0% $     31.7     0.5%
                                         -------------------------------------------------  -------
    Total                                  3,675.7   100.0%    3,114.1   100.0%    6,789.8   100.0%
                                         =================================================  =======

                                                         December 31, 2000
                                                            ($ millions)
----------------------------------------------------------------------------------------------------
Industry                                    Public      %     Private       %       Total      %
--------                                    ------      -     -------       -       -----      -
Consumer Goods & Services               $    352.5     9.8% $    690.4    22.2% $  1,042.9    15.6%
Non-Government- Asset/Mortgage Backed        469.6    13.1%      295.4     9.5%      765.0    11.4%
Public Utilities                             437.6    12.2%      322.9    10.4%      760.5    11.4%
Other Manufacturing                          190.6     5.3%      483.9    15.6%      674.5    10.1%
Financial Services                           219.4     6.1%      408.3    13.2%      627.7     9.4%
Transportation/Aerospace                     291.9     8.1%      189.0     6.1%      480.9     7.2%
Energy                                       219.5     6.1%      235.1     7.6%      454.6     6.8%
Banks                                        410.7    11.5%       37.3     1.2%      448.0     6.7%
Government & Agency                          366.1    10.2%        0.2     0.0%      366.3     5.5%
Nat/Res/Manuf(non-energy)                     82.1     2.3%      268.6     8.7%      350.7     5.2%
Mortgage Backed-Government & Agency          335.8     9.3%        3.1     0.1%      338.9     5.1%
Telecommunications                           114.7     3.2%       32.6     1.1%      147.3     2.2%
Other                                         79.8     2.2%       21.5     0.7%      101.3     1.5%
Media/Adver/Printing                          20.7     0.6%       65.3     2.1%       86.0     1.3%
Bank Holding Companies                         0.0     0.0%       32.5     1.0%       32.5     0.5%
Cable Television                               1.0     0.0%       14.9     0.5%       15.9     0.2%
                                         -------------------------------------------------  -------
    Total                                  3,592.0   100.0%    3,101.0   100.0%    6,693.0   100.0%
                                         =================================================  =======


The Exhibit above includes invested assets in the Closed Block.
Excludes Trading Portfolio Assets.

Exhibit 19C
(Unaudited)

                     VENTURE CAPITAL PARTNERSHIP INVESTMENTS

VENTURE CAPITAL PARTNERSHIP INVESTMENTS:

-----------------------------------------------------------------------------------------
                                             September 30, 2001       December 31, 2000
                                             ------------------       -----------------
                                                ($ in millions)         ($ in millions)
-----------------------------------------------------------------------------------------
Equity Method
    Public common stock                           $   16.5                $   47.8
    Private common stock                              99.2                    97.2
                                                  --------                --------
        Sub-total                                 $  115.7                $  145.0

Cost Method
    Public common stock                           $   24.0                $   26.8
    Private common stock                             111.5                   106.2
                                                  --------                --------
        Sub-total                                 $  135.5                $  133.0
                                                  --------                --------
Total Venture Capital Partnership Investments     $  251.3                $  278.0
                                                  ========                ========

VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR:

-----------------------------------------------------------------------------------------------------
                                                         September 30, 2001      December 31, 2000
                                                         ------------------      -----------------
                                                         ($ Millions)   %        ($ Millions)  %
-----------------------------------------------------------------------------------------------------
Information Technology                                    $  126.5    50.3%   $  144.1    51.8%
Domestic LBO                                                  49.6    19.6%       50.8    18.3%
Life Sciences                                                 18.9     7.5%       21.0     7.6%
Telecommunications                                             8.3     3.3%       15.9     5.7%
International LBO                                             18.6     7.4%       18.2     6.6%
Merchant Banking                                              12.2     4.9%       13.7     4.9%
Other                                                         17.2     6.8%       14.3     5.1%
                                                          --------   -----    --------   -----
Total Venture Capital Partnership Investments by Sector   $  251.3   100.0%   $  278.0   100.0%
                                                          ========   =====    ========   =====

Exhibit 20
(Unaudited)

             PROBLEM, POTENTIAL PROBLEM AND RESTRUCTURED COMMERCIAL
                           MORTGAGES AT CARRYING VALUE

-----------------------------------------------------------------------------------------------------------
                                                                               September 30,   December 31,
                                                                                    2001           2000
                                                                                    ----           ----
                                                                                        ($ millions)
-----------------------------------------------------------------------------------------------------------
Total Commercial Mortgages                                                      $  1,501.1       $  1,443.3
                                                                                ==========       ==========

Problem commercial mortgages (1)                                                       5.2             14.8
Potential problem commercial mortgages                                                75.3             64.7
Restructured commercial mortgages                                                     60.2             75.6
                                                                                ----------       ----------

Total problem, potential problem & restructured
 commercial mortgages                                                           $    140.7       $    155.1
                                                                                ==========       ==========

Total problem, potential problem & restructured
 commercial mortgages as % of
 total commercial mortgages                                                            9.4%            10.7%
                                                                                ==========       ==========

Valuation allowances/writedowns (2)
 Problem loans                                                                  $      0.2       $      0.4
 Potential problem loans                                                              13.1             14.3
 Restructured loans                                                                    5.9              7.7
                                                                                ----------       ----------
Total valuation allowances/writedowns                                           $     19.2       $     22.4
                                                                                ==========       ==========

Total valuation allowances as a percent of problem
 problem, potential problem and restructured
 commercial mortgages at carrying value before
 valuation allowances and writedowns                                                  12.0%            12.6%
                                                                                ==========       ==========

-----------------------------------------------------------------------------------------------------------

(1) Problem commercial mortgages include delinquent loans and mortgage loans in foreclosure.

(2) Includes impairment writedowns recorded prior to adoption of SFAS No. 114, Accounting by Creditors for Impairment of a Loan.

The Exhibit above includes invested assets in the Closed Block.

Exhibit 21A
(Unaudited)


                             EQUITY REAL ESTATE

----------------------------------------------------------------
                                    Sept 30,        Dec 31,
                                     2001            2000
                                     ----            ----
                                         ($ millions)
----------------------------------------------------------------
TYPE
Real estate                         $  53.4         $  54.2
Joint ventures                        128.8           116.3
                                    -------         -------
   Subtotal                           182.2           170.5
Foreclosed                             41.5            41.5
                                    -------         -------
   Total                            $ 223.7         $ 212.0
                                    =======         =======


--------------------------------------------------------------------------------------------   ----------------
                                    Three Months Ended              Nine Months Ended             Year Ended
                                        September 30,                 September 30,              December 31,
                                     2001           2000            2001         2000               2000
                                     ----           ----            ----         ----               ----
                                         ($ millions)                  ($ millions)              ($ millions)
--------------------------------------------------------------------------------------------   ----------------
Sales Proceeds                      $   8.1         $  97.3      $    15.8       $  102.3         $   214.0

Carrying value at date of sale          8.1            78.6           16.1           81.6             182.9
                                    =======         =======      =========       ========         =========
Gain (loss)                         $   0.0         $  18.7      $    (0.3)      $   20.7         $    31.1
                                    =======         =======      =========       ========         =========

---------------------------------------------------------------------------------------------------------------

Exhibit 21B
(Unaudited)

                            MORTGAGES AND REAL ESTATE

-------------------------------------------------------------------------------------------------

                                      September 30, 2001                  December 31, 2000
                                      ------------------                  -----------------
                                         ($ millions)                       ($ millions)
-------------------------------------------------------------------------------------------------
Geographic Region
Southeast                        $   475.9            23.3%           $   420.3        21.4%
West                                 359.3            17.6%               341.0        17.3%
Northeast                            300.3            14.7%               337.9        17.2%
Mountain                             427.2            21.0%               430.0        21.9%
Midwest                              335.4            16.5%               322.8        16.4%
Southwest                            140.1             6.9%               114.7         5.8%
                                ----------         -------           ----------      -------
                                 $ 2,038.2             100%           $ 1,966.7         100%
                                ==========         =======           ==========      =======


                                  -------------------------

                                      September 30, 2001                  December 31, 2000
                                      ------------------                  -----------------
                                         ($ millions)                       ($ millions)
-------------------------------------------------------------------------------------------------

Property Type:
Office Buildings                 $   849.6           41.7%            $   853.4        43.4%
Agricultural                         313.5           15.4%                311.3        15.8%
Hotel                                277.1           13.6%                287.6        14.6%
Retail                               165.8            8.1%                147.4         7.5%
Industrial                           153.6            7.5%                133.6         6.8%
Other                                147.0            7.2%                133.0         6.8%
Apartment Buildings                  131.6            6.5%                100.4         5.1%
                                 ---------         -------            ---------      -------
                                 $ 2,038.2            100%            $ 1,966.7         100%
                                 =========         =======            =========      =======


The Exhibit above includes invested assets in the Closed Block.

Exhibit 22
(Unaudited)



                            HISTORICAL QUARTERLY DATA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Q3'01           Q2'01          Q1'01          2000
                                                                                      ($ millions, except per share amounts)
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                                          162.0    $     173.4    $     165.1   $     700.5
Universal life and investment-type product policy fees                             50.1           52.3           49.7         205.8
Net investment income                                                             172.9          189.5          183.7         978.1
Net realized gains on investments                                                   0.5              3            2.5          37.5
Group pension profits                                                               8.0            9.3            9.9          37.1
Retail Brokerage and Investment Banking                                            82.1           99.8           71.1          59.8
Other income                                                                       21.8           41.7           30.3         163.5
                                                                            -------------------------------------------------------
     Total revenues                                                               497.4          569.0          512.3       2,182.3
                                                                            -------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                                         203.9          194.5          197.7         787.8
Interest credited to policyholder account balances                                 27.9             27           28.3         110.6
Amortization of deferred policy acquisition costs                                  32.9           28.3           37.2         139.1
Dividends to policyholders                                                         54.5           60.6           54.6         235.5
Demutualization Expense
Other operating costs and expenses                                                190.0          226.8          174.2         513.2
                                                                            -------------------------------------------------------
    Total benefits and expenses                                                   509.2          537.2          492.0       1,786.2
                                                                            -------------------------------------------------------
Income/(Loss) before income taxes and extraordinary item                          (11.8)          31.8           20.3         396.1

Income tax expense                                                                  3.1            9.5            7.0         133.8
                                                                            -------------------------------------------------------
Income/(Loss) before extraordinary item                                            (8.7)          22.3           13.3         262.3
Extraordinary item                                                                    -              -              -         (37.7)
                                                                            -------------------------------------------------------
Net income/(Loss)                                                                  (8.7)   $      22.3    $      13.3   $     224.6
                                                                            =======================================================
Operating income/(Loss):

Net Income/(Loss)                                                                  (8.7)   $      22.3    $      13.3   $     224.6
Less:
  Net realized (gains)/losses on investments (after-tax)                           (0.3)          (2.1)          (1.5)        (24.4)
Plus:
  Policyholder dividends resulting from closed                                      1.7            1.5           (0.1)         (4.5)
  block realized  gains (after tax)
  Surplus tax                                                                         -              -              -             -
  Extraordinary Items/Demutualization expenses                                        -              -              -          37.7
                                                                            -------------------------------------------------------
Operating income/(Loss)                                                            (7.3)   $      21.7    $      11.7   $     233.4
Early Retirement and Realignment Charge                                               -              -              -             -
                                                                            -------------------------------------------------------
Operating Income/(Loss) Excluding Charge                                           (7.3)   $      21.7    $      11.7   $     233.4
                                                                            =======================================================

Number of Shares Used in Per Share Calculations(1):
   BASIC                                                                     48,642,274     49,363,512     48,720,335    46,466,675
   DILUTED                                                                   48,642,274     50,913,099     50,314,782    47,787,893

Net Income/(Loss) Per Share:
   BASIC                                                                    $     (0.18)   $      0.45    $      0.27   $      4.83
   DILUTED                                                                  $     (0.18)   $      0.44    $      0.26   $      4.70

Income/(Loss) before extraordinary item (1)
   BASIC                                                                    $     (0.18)   $      0.45    $      0.27   $      5.64
   DILUTED                                                                  $     (0.18)   $      0.44    $      0.26   $      5.49

Operating Income/(Loss) Before Early Retirement and Realignment Charge
Per Share:
   BASIC                                                                    $     (0.15)   $      0.44    $      0.24   $      5.02
   DILUTED                                                                  $     (0.15)   $      0.43    $      0.23   $      4.88

Operating Income/(Loss) Per Share:
   BASIC                                                                    $     (0.15)   $      0.44    $      0.24   $      5.02
   DILUTED                                                                  $     (0.15)   $      0.43    $      0.23   $      4.88
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               Q4'00              Q3'00              Q2'00    Q1'00
REVENUES:
Premiums                                                                    $     196.5    $     162.5    $     176.5   $     165.0
Universal life and investment-type product policy fees                             48.8           51.2           55.9          49.9
Net investment income                                                             165.2          231.6          229.5         351.8
Net realized gains on investments                                                   4.9           22.9           (8.9)         18.6
Group pension profits                                                               8.1           10.8            8.1          10.1
Retail Brokerage and Investment Banking                                            13.1           12.3           16.0          18.4
Other income                                                                       36.2           40.0           46.1          41.2
                                                                            -------------------------------------------------------
    Total revenues                                                               472.8          531.3          523.2         655.0
                                                                            -------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                                         210.7          194.0          202.4         180.7
Interest credited to policyholder account balances                                 27.5           28.9           25.8          28.4
Amortization of deferred policy acquisition costs                                  33.7           30.7           37.2          37.5
Dividends to policyholders                                                         64.6           61.0           52.7          57.2
Demutualization Expense
Other operating costs and expenses                                                124.2          116.4          133.6         139.0
                                                                            -------------------------------------------------------
    Total benefits and expenses                                                   460.7          431.0          451.7         442.8
                                                                            -------------------------------------------------------
Income before income taxes and extraordinary item                                  12.1          100.3           71.5         212.2
Income tax expense                                                                  3.0           33.1           23.4          74.3
                                                                            -------------------------------------------------------
Income before extraordinary item                                                    9.1           67.2           48.1         137.9
Extraordinary item                                                                    -           (1.0)             -         (36.7)
                                                                            -------------------------------------------------------
Net income                                                                  $       9.1    $      66.2    $      48.1   $     101.2
                                                                            =======================================================

Operating income:

Net Income                                                                  $       9.1    $      66.2    $      48.1   $     101.2
Less:
  Net realized gains on investments (after-tax)                                    (3.2)         (14.9)           5.8         (12.1)
Plus:
  Policyholder dividends resulting from closed                                     (1.7)           1.7           (2.9)         (1.6)
  block realized  gains (after tax)
  Surplus tax                                                                         -              -              -             -
  Extraordinary Items/Demutualization expenses                                        -            1.0              -          36.7
                                                                            -------------------------------------------------------
Operating income                                                            $       4.2    $      54.0    $      51.0   $     124.2
Early Retirement and Realignment Charge                                               -              -    $         -   $         -
                                                                            -------------------------------------------------------
Operating Income Excluding Charge                                           $       4.2    $      54.0    $      51.0   $     124.2
                                                                            =======================================================

Number of Shares Used in Per Share Calculations(1):
   BASIC                                                                     46,149,301     46,147,359     46,528,902    47,104,995
   DILUTED                                                                   48,187,864     47,665,052     47,549,860    47,703,881

Net Income Per Share:
   BASIC                                                                    $      0.20    $      1.43    $      1.03   $      2.15
   DILUTED                                                                  $      0.19    $      1.39    $      1.01   $      2.12

Income before extraordinary item (1)
   BASIC                                                                    $      0.20    $      1.46    $      1.03   $      2.93
   DILUTED                                                                  $      0.19    $      1.41    $      1.01   $      2.89

Operating Income Before Early Retirement and Realignment Charge Per Share:
   BASIC                                                                    $      0.09    $      1.17    $      1.10   $      2.64
   DILUTED                                                                  $      0.09    $      1.13    $      1.07   $      2.60

Operating Income Per Share:
   BASIC                                                                    $      0.09    $      1.17    $      1.10   $      2.64
   DILUTED                                                                  $      0.09    $      1.13    $      1.07   $      2.60
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               1999          Q4'99           Q3'99        Q2'99
REVENUES:
Premiums                                                                    $     717.1    $     203.5    $     165.0   $     178.9
Universal life and investment-type product policy fees                            196.3           50.6           47.8          52.5
Net investment income                                                             902.3          298.8          219.3         196.1
Net realized gains on investments                                                 125.1           24.4           24.4          43.1
Group pension profits                                                              63.0           15.2           21.5          12.0
Retail Brokerage and Investment Banking                                            63.4           17.6           15.1          17.5
Other income                                                                      133.8           39.6           32.5          32.5
                                                                            -------------------------------------------------------
     Total revenues                                                             2,201.0          649.7          525.6         532.6
                                                                            -------------------------------------------------------
BENEFITS AND EXPENSES:
Benefits to policyholders                                                         787.1          219.3          180.4         200.5
Interest credited to policyholder account balances                                115.5           28.3           28.5          28.6
Amortization of deferred policy acquisition costs                                 137.8           29.2           41.3          32.6
Dividends to policyholders                                                        230.7           49.5           64.1          53.5
Demutualization Expense                                                             2.0            0.1            1.9
Other operating costs and expenses                                                547.3          148.8          166.3         125.2
                                                                            -------------------------------------------------------
    Total benefits and expenses                                                 1,820.4          475.2          482.5         440.4
                                                                            -------------------------------------------------------
Income before income taxes and extraordinary item                                 380.6          174.5           43.1          92.2
Income tax expense                                                                132.0           60.9           15.5          30.8
                                                                            -------------------------------------------------------
Income before extraordinary item                                                  248.6          113.6           27.6          61.4
Extraordinary item                                                                                                                -
                                                                            -------------------------------------------------------
Net income                                                                  $     248.6    $     113.6    $      27.6   $      61.4
                                                                            =======================================================
Operating income:

Net Income                                                                  $     248.6    $     113.6    $      27.6   $      61.4
Less:
  Net realized gains on investments (after-tax)                                   (81.3)         (15.8)         (15.9)        (28.0)
Plus:
  Policyholder dividends resulting from closed                                      1.9             -3            1.2           0.9
  block realized  gains (after tax)
  Surplus tax                                                                         -              -              -             -
  Extraordinary Items/Demutualization expenses                                      2.0            0.1            1.9             -
                                                                            -------------------------------------------------------
Operating income                                                            $     171.2    $      94.9    $      14.8   $      34.3
Early Retirement and Realignment Charge                                     $      38.8    $       0.5    $      38.3
                                                                            -------------------------------------------------------
Operating Income Excluding Charge                                           $     210.0    $      95.4    $      53.1   $      34.3
                                                                            =======================================================

Number of Shares Used in Per Share Calculations(1):
   BASIC                                                                     47,238,328     47,238,328     47,238,166    47,237,950
   DILUTED                                                                   47,812,953     47,877,402     47,988,904    47,711,875

Net Income Per Share:
   BASIC                                                                    $      5.26    $      2.40    $      0.58   $      1.30
   DILUTED                                                                  $      5.20    $      2.37    $      0.58   $      1.29

Income before extraordinary item (1)
   BASIC                                                                    $      5.26    $      2.40    $      0.58   $      1.30
   DILUTED                                                                  $      5.20    $      2.37    $      0.58   $      1.29

Operating Income Before Early Retirement and Realignment Charge Per Share:
   BASIC                                                                    $      4.45    $      2.02    $      1.13   $      0.73
   DILUTED                                                                  $      4.39    $      1.99    $      1.11   $      0.72

Operating Income Per Share:
   BASIC                                                                    $      3.62    $      2.01    $      0.31   $      0.73
   DILUTED                                                                  $      3.58    $      1.98    $      0.31   $      0.72
-----------------------------------------------------------------------------------------------------------------------------------


                                                                               Q1'99          1998          Q4'98         Q3'98
REVENUES:
Premiums                                                                    $     169.7    $     721.8    $     200.5   $     167.5
Universal life and investment-type product policy fees                             45.4          151.6           39.7          37.6
Net investment income                                                             188.1          735.7          180.9         197.1
Net realized gains on investments                                                  33.2          171.1            1.5          12.0
Group pension profits                                                              14.3           56.8           22.7          11.4
Retail Brokerage and Investment Banking                                            13.2           43.5           11.3           8.0
Other income                                                                       29.2          119.7           36.4          29.1
                                                                            -------------------------------------------------------
     Total revenues                                                               493.1        2,000.2          493.0         462.7
                                                                            -------------------------------------------------------
BENEFITS AND EXPENSES:
Benefits to policyholders                                                         186.9          789.8          227.4         182.7
Interest credited to policyholder account balances                                 30.1          113.7           25.7          29.3
Amortization of deferred policy acquisition costs                                  34.7          131.0           28.1          32.1
Dividends to policyholders                                                         63.6          218.2           54.6          55.2
Demutualization Expense                                                                           27.2           11.7           5.8
Other operating costs and expenses                                                107.0          453.3          123.6         102.7
                                                                            -------------------------------------------------------
    Total benefits and expenses                                                   422.3        1,733.2          471.1         407.8
                                                                            -------------------------------------------------------
Income before income taxes and extraordinary item                                  70.8          267.0           21.9          54.9
Income tax expense                                                                 24.8          103.0           11.7          19.5
                                                                            -------------------------------------------------------
Income before extraordinary item                                                   46.0          164.0           10.2          35.4
Extraordinary item
                                                                            -------------------------------------------------------
Net income                                                                  $      46.0    $     164.0    $       10.2  $      35.4
                                                                            =======================================================
Operating income:

Net Income                                                                  $      46.0    $     164.0    $       10.2  $      35.4
Less:
  Net realized gains on investments (after-tax)                                   (21.6)        (111.2)          (0.9)         (7.9)
Plus:
  Policyholder dividends resulting from closed                                      2.8
  block realized  gains (after tax)
  Surplus tax                                                                         -              -              -          (1.9)
  Extraordinary Items/Demutualization expenses                                        -           27.2           11.7           5.8
                                                                            -------------------------------------------------------
Operating income                                                            $      27.2    $      80.0    $       21.0  $      31.4
                                                                            -------------------------------------------------------
Early Retirement and Realignment Charge
Operating Income Excluding Charge                                           $      27.2    $      80.0    $       21.0  $      31.4
                                                                            =======================================================

Number of Shares Used in Per Share Calculations(1):
   BASIC                                                                     47,238,156     47,241,084     47,241,084    47,238,166
   DILUTED                                                                   47,434,694     47,884,815     47,884,815    47,988,904

Net Income Per Share:
   BASIC                                                                    $      0.97    $      3.47    $      0.22   $      0.75
   DILUTED                                                                  $      0.97    $      3.42    $      0.21   $      0.74

Income before extraordinary item (1)
   BASIC                                                                    $      0.97    $      3.47    $      0.22   $      0.75
   DILUTED                                                                  $      0.97    $      3.42    $      0.21   $      0.74

Operating Income Before Early Retirement and Realignment Charge Per Share:
   BASIC                                                                    $      0.58    $      1.69    $      0.44   $      0.66
   DILUTED                                                                  $      0.57    $      1.67    $      0.44   $      0.65

Operating Income Per Share:
   BASIC                                                                    $      0.58    $      1.69    $      0.44   $      0.66
   DILUTED                                                                  $      0.57    $      1.67    $      0.44   $      0.65
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Q2'98
REVENUES:
Premiums                                                                    $     177.4
Universal life and investment-type product policy fees                             37.7
Net investment income                                                             175.5
Net realized gains on investments                                                 100.1
Group pension profits                                                              13.1
Retail Brokerage and Investment Banking                                            15.0
Other income                                                                       28.3
                                                                            -----------
     Total revenues                                                               547.1
                                                                            -----------

BENEFITS AND EXPENSES:
Benefits to policyholders                                                         193.2
Interest credited to policyholder account balances                                 28.4
Amortization of deferred policy acquisition costs                                  37.9
Dividends to policyholders                                                         53.8
Demutualization Expense                                                             4.6
Other operating costs and expenses                                                117.6
                                                                            -----------
    Total benefits and expenses                                                   435.5
                                                                            -----------
Income before income taxes and extraordinary item                                 111.6

Income tax expense                                                                 41.5
                                                                            -----------
Income before extraordinary item                                                   70.1
Extraordinary item
                                                                            -----------
Net income                                                                  $      70.1
                                                                            ===========

Operating income:
Net Income                                                                  $      70.1
Less:
  Net realized gains on investments (after-tax)                                   (65.0)
Plus:
  Policyholder dividends resulting from closed
  block realized  gains (after tax)
  Surplus tax                                                                       0.9
  Extraordinary Items/Demutualization expenses                                      4.6
                                                                            -----------
Operating income                                                            $      10.6
Early Retirement and Realignment Charge
                                                                            -----------
Operating Income Excluding Charge                                           $      10.6
                                                                            ===========

Number of Shares Used in Per Share Calculations(1):
   BASIC                                                                     47,237,950
   DILUTED                                                                   47,711,875

Net Income Per Share:
   BASIC                                                                    $      1.48
   DILUTED                                                                  $      1.47

Income before extraordinary item (1)
   BASIC                                                                    $      1.48
   DILUTED                                                                  $      1.47

Operating Income Before Early Retirement and Realignment Charge Per Share:
   BASIC                                                                    $      0.22
   DILUTED                                                                  $      0.22

Operating Income Per Share:
   BASIC                                                                    $      0.22
   DILUTED                                                                  $      0.22
---------------------------------------------------------------------------------------

(1) Income before extraordinary items has been restated to reflect the reclassification of demutualization expenses from extraordinary items to a separate caption, "Demutualization Expenses."

Exhibit 23

                           STATUTORY EXPENSE RATIOS

-------------------------------------------------------------------------------------------------------------------------------
                                                            Three Months Ending     Nine Months Ending
                                                               September 30,          September 30,
                                                               -------------          -------------
                                                             2001       2000        2001        2000
                                                            -------    -------    --------    --------
-------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS (1) (6):
  MONY Life Insurance Company                               $  209.2  $  302.6  $    613.4  $    856.2
  MONY Life Insurance Company of America                       228.0     326.0       678.1     1,258.6
                                                            --------  --------  ----------  ----------
Total                                                       $  437.2  $  628.6  $  1,291.5  $  2,114.8
                                                            ========  ========  ==========  ==========

GENERAL EXPENSES (2) (4) (5):
  MONY Life Insurance Company                               $   56.2  $   63.1  $    174.8  $    197.2
  MONY Life Insurance Company of America                        32.5      29.4        97.0        87.5
                                                            --------  --------  ----------  ----------
Total                                                       $   88.7  $   92.5  $    271.8  $    284.7
                                                            ========  ========  ==========  ==========

LESS REAL ESTATE EXPENSES (3):
  MONY Life Insurance Company                               $    2.6  $    6.2  $      7.4  $     17.6
  MONY Life Insurance Company of America                         0.7       0.7         2.0         2.1
                                                            --------  --------  ----------  ----------
Total                                                       $    3.3  $    6.9  $      9.4  $     19.7
                                                            ========  ========  ==========  ==========

Expenses (excluding real estate expenses)                   $   85.4  $   85.6  $    262.4  $    265.0
                                                            ========  ========  ==========  ==========

Expenses (excluding real estate expenses) to Net Premiums       19.5%     13.6%       20.3%       12.5%
and Deposits

-------------------------------------------------------------------------------------------------------------------------------
                                                                          As of December 31,
                                                            2000        1999            1998        1997        1996
                                                          --------    --------      --------    --------    --------
-------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS (1) (6):
  MONY Life Insurance Company                             $  1,126.8  $    900.0   $    919.8  $  1,003.0  $  1,046.6
   MONY Life Insurance Company of America                    1,549.7     1,361.0        774.3       770.6       713.2
                                                          ----------  ----------   ----------  ----------  ----------
Total                                                     $  2,676.5  $  2,261.0   $  1,694.1  $  1,773.6  $  1,759.8
                                                          ==========  ==========   ==========  ==========  ==========


GENERAL EXPENSES (2) (4) (5):
  MONY Life Insurance Company                             $    261.1  $    247.8   $    308.2  $    355.9  $    417.4
  MONY Life Insurance Company of America                       117.9       106.7         86.7        65.1        56.4
                                                          ----------  ----------   ----------  ----------  ----------
Total                                                     $    379.0  $    354.5   $    394.9  $    421.0  $    473.8
                                                          ==========  ==========   ==========  ==========  ==========


LESS REAL ESTATE EXPENSES (3):
  MONY Life Insurance Company                             $     22.5  $     34.9   $     56.3  $     86.2  $    130.4
  MONY Life Insurance Company of America                         2.7         2.8          3.2         5.4         6.4
                                                          ----------  ----------   ----------  ----------  ----------
Total                                                     $     25.2  $     37.7   $     59.5  $     91.6  $    136.8
                                                          ==========  ==========   ==========  ==========  ==========

Expenses (excluding real estate expenses)                 $    353.8  $    316.8   $    335.4  $    329.4  $    337.0
                                                          ==========  ==========   ==========  ==========  ==========

Expenses (excluding real estate expenses) to Net                13.2%       14.0%        19.8%       18.6%       19.1%
Premiums and Deposits

-------------------------------------------------------------------------------------------------------------------------------

(1) Full Year Results from Annual Statement Page 4, Lines 1 and 1A
(2) Full Year Results from Annual Statement Exhibit 5, Line 10
(3) Full Year Results from Annual Statement Exhibit 5, Line 9.1
(4) 1998 General Expenses Exclude Year to date Disbursements of $20 million and quarter to date disbursements of $5.1 million for Y2K and other strategic items
(5) 1999 Excludes $59.7 million of early retirement and realignment charge
(6) Includes transfers to new products series of $37 million and $230 for three month ended September 30, 2001 and 2000 respectively, $180 million and $880 million for nine month ended September 30, 2001 and 2000 respectively, and $1 billion and $727 million for years ended December 31, 2000 and 1999 respectively.

                                       34